Exhibit 99.1

DISH Network Completes Rights Offering

ENGLEWOOD, Colo., December 13, 2019 - DISH Network Corporation (NASDAQ:DISH) (“DISH”) announced today that it has completed its previously announced rights offering to raise approximately $1 billion. Of the 29,834,992 newly issued shares of DISH’s Class A common stock, approximately 81% of the shares were issued through the exercise of the subscription rights (including the exercise in full by DISH’s Chairman and largest shareholder Charles W. Ergen) and approximately 19% of the shares were issued through Mr. Ergen’s standby purchase commitment.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor will there be any sale of the subscription rights, Class A common stock or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. This document is not an offering, which can only be made by a prospectus.

The rights offering was made pursuant to DISH's effective shelf registration statement on Form S-3 (No. 333-234552), filed with the Securities and Exchange Commission (the "SEC") on November 7, 2019, and the prospectus supplement filed with the SEC on November 22, 2019.

About DISH

DISH Network Corporation is a connectivity company. Since 1980, it has served as a disruptive force, driving innovation and value on behalf of consumers. Through its subsidiaries, the company provides television entertainment and award-winning technology to millions of customers with its satellite DISH TV and streaming Sling TV services. Through its strategic spectrum portfolio and other assets, DISH is poised to enter the wireless market as a facilities-based provider of wireless services with a nationwide consumer offering and development of the first virtualized, standalone 5G broadband network in the U.S. DISH’s OnTech Smart Services brand offers in-home installation of connected home devices and entertainment solutions. DISH Media serves as the company’s advertising sales group delivering targeted advertising solutions. DISH Network Corporation (NASDAQ: DISH) is a Fortune 250 company.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements about the benefits of the rights offering, including future DISH Network Corporation's plans, objectives, expectations and intentions, and other statements that are not historical facts. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of DISH Network Corporation to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. More information about such risks, uncertainties and other factors is set forth in DISH Network Corporation’s Disclosure Regarding Forward-Looking Statements included in its recent filings with the Securities and Exchange Commission (the “SEC”), including its annual report on Form 10-K for the year ended December 31, 2018 and any subsequent quarterly reports on Form 10-Q. The forward-looking statements speak only as of the date made, and DISH Network Corporation expressly disclaims any obligation to update these forward-looking statements. Nothing herein shall be deemed to be a forecast, projection or estimate of the future financial performance of DISH Network Corporation.

For company information, visit about.dish.com

For more information on DISH TV, visit www.dish.com

For more information on Sling TV, visit www.sling.com

For more information on OnTech Smart Services, visit www.ontechsmartservices.com

For more information on DISH Media, visit media.dish.com

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Media Contact

Erica Dilk

720-514-5701

erica.dilk@dish.com

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